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                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

             -----------------------------------

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                       September 30, 2003
             -----------------------------------
              (Date of earliest event reported)

                          CNF Inc.
             -----------------------------------
     (Exact name of registrant as specified in charter)

    Delaware               1-5046              94-1444798
    ----------             ------              ----------
  (State or other        (Commission         (IRS Employer
   jurisdiction of        File Number)        Identification
   incorporation or                              Number)
   organization)

     3240 Hillview Avenue, Palo Alto, California  94304
     ---------------------------------------------------
          (Address of principal executive offices)
                         (zip code)

     Registrant's telephone number, including area code:
                       (650) 494-2900


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ITEM 5.  Other Events

On September 30, 2003, CNF Inc. issued a press release announcing that it has entered into an agreement with the U.S. Department of Justice to resolve an investigation into violations of the Hazardous Materials Transportation Act. A copy of the press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99  Press Release dated September 30, 2003.





                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CNF Inc.
                        ------------
                        (Registrant)

September 30, 2003      /s/Chutta Ratnathicam
                        -----------------------
                        Chutta Ratnathicam
                        Chief Financial Officer